UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 4, 2003

                            Bay National Corporation
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                    333-87781                    52-2176710
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                            Identification No.)


                           2328 West Joppa Road
                           Lutherville, Maryland                 21093
               (Address of Principal Executive Offices)        (Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated February 4, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

      On February 4, 2003, the Registrant announced its earnings for the quarter and year ended December 31, 2002. For further information, reference is made to the Registrant's press release, dated February 4, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BAY NATIONAL CORPORATION

Date:  February 4, 2003                        By:  /s/ Hugh W. Mohler
                                               Hugh W. Mohler, President